Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of U.S. Concrete, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2004, as amended by Amendment No. 1 thereto (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Michael W. Harlan, Executive Vice President, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 9, 2004	/s/ MICHAEL W. HARLAN
Michael W. Harlan Executive Vice President, Chief Operating Officer and Chief Financial Officer